United States

Securities and Exchange Commission

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AMERICAN SKANDIA TRUST

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AMERICAN SKANDIA TRUST

____________

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

____________

INFORMATION STATEMENT

November 28, 2006

To The Contract Owners:

At a regular meeting of the Board of Trustees of American Skandia Trust (AST or the Trust) on June 21, 2006, the Trustees approved new subadvisory agreements for the following portfolios of the Trust (each a Portfolio, and together, the Portfolios):

•	AST International Growth Portfolio (formerly, AST William Blair International Growth Portfolio)
•	AST International Value Portfolio (formerly, AST LSV International Value Portfolio)

Prudential Investments LLC (PI) and American Skandia Investment Services (ASISI, and, together with PI, the Manager) have entered into subadvisory agreements with new subadvisers, each of which will join the current subadvisers as a subadviser for the respective Portfolio, as follows:

Fund	New Subadviser	Current Subadviser
AST International Growth Portfolio	Marsico Capital Management LLC (Marsico)	William Blair & Company, L.L.C. (William Blair)
AST International Value Portfolio	Thornburg Investment Management, Inc. (Thornburg)	LSV Asset Management (LSV)

This information statement describes the circumstances surrounding the Trustees’ approval of the new subadvisory agreement and provides you with an overview of its terms. PI and ASISI will continue as your Portfolio’s investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadvisers.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

AMERICAN SKANDIA TRUST

____________

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

____________

INFORMATION STATEMENT

November 28, 2006

This information statement is being furnished in lieu of a proxy statement to contract owners investing in the AST International Growth Portfolio (formerly, AST William Blair International Growth Portfolio) and AST International Value Portfolio (formerly, AST LSV International Value Portfolio) (each a Portfolio and together the Portfolios), each a series of American Skandia Trust (AST or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The order permits each Portfolio’s investment managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining contract owner approval.

The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Massachusetts business trust.

The Trust’s Trustees are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The Trust’s principal executive office is 100 Mulberry Street, Newark, NJ 07102.

The Trust is providing this information statement to contract owners investing in the Portfolios as of November 10, 2006. This information statement relates to the approval by the Board of new subadvisory agreements (each, a New Subadvisory Agreement) dated as of November 17, 2006, among Prudential Investments LLC (PI), American Skandia Investment Services (ASISI and, together with PI, the Manager) and each new subadviser with respect to the applicable Portfolio. Copies of each Subadvisory Agreement are attached hereto as Exhibit A. The new subadvisers and the current subadvisers, as applicable, for each Portfolio are described as follows:

•

AST International Growth Portfolio: The Board approved a New Subadvisory Agreement dated as of November 17, 2006, among PI, ASISI and Marsico Capital Management LLC (Marsico) with respect to the AST International Growth Portfolio. Marsico will join William Blair & Company, L.L.C. (William Blair) as a subadviser of the AST International Growth Portfolio. The subadvisory agreement with William Blair was last approved by the Trustees, including a majority of the Independent Trustees, on June 21, 2006.

•

AST International Value Portfolio: The Board approved a New Subadvisory Agreement dated as of November 17, 2006, among PI, ASISI and Thornburg Investment Management, Inc. (Thornburg) with respect to the AST International Value Portfolio. Thornburg will join LSV Asset Management (LSV) as a subadviser of the AST International Value Portfolio. The subadvisory agreement with LSV was last approved by the Trustees, including a majority of the Independent Trustees, on June 21, 2006.

AST International Growth Portfolio and AST International Value Portfolio will each pay for the costs associated with preparing and distributing this information statement to their respective contract owners. This information statement will be mailed on or about November 28, 2006.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and ASISI, One Corporate Drive, Shelton, Connecticut 06484, together serve as Manager of the Trust under a management agreement dated as of May 1, 2003. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $94.9 billion. Information concerning the Trust’s current management arrangements and the officers of the Trust can be found in Exhibit B.

The Administrator

Under the Management Agreement with the Trust, PI also provides administrative and business management services to the Portfolios, as described in Exhibit B.

The Principal Underwriters

Prudential Investment Management Services LLC (PIMS) and American Skandia Marketing, Inc. (ASM), wholly owned subsidiaries of Prudential Financial, Inc. act as the principal underwriters of the Trust. PIMS’ and ASM’s principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. Information concerning the Trust’s current distribution arrangements can be found in Exhibit B.

Annual and Semi-Annual Reports

Each Portfolio’s annual and semi-annual reports are sent to contract owners. Only one report is delivered to multiple contract owners sharing an address unless the Portfolio receives contrary instructions from one or more of the contract owners. A copy of the Portfolio’s most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of each Portfolio is set forth in Exhibit D.

NEW SUBADVISORY AGREEMENTS

The Trustees decided to appoint Marsico to subadvise AST International Growth Portfolio after William Blair informed the Manager that William Blair was approaching its agreed upon asset capacity level. The Manager noted that Marsico currently subadvises other Portfolios in the ASISI and PI fund family and that Marsico’s investment practice has characteristics similar to those of William Blair, such as adherence to a traditional growth sub-style and consistent exposure to emerging markets. Consequently, the Manager recommended both that the Board approve a Subadvisory Agreement with Marsico, and that the Portfolio’s assets be reallocated between William Blair and Marsico.

The Trustees decided to appoint Thornburg to subadvise AST International Value Portfolio after LSV informed the Manager that LSV is closed to new investors and therefore may be nearing its asset capacity level. The Manager noted that Thornburg currently co-subadvises other Portfolios in the ASISI and PI fund family along with LSV, and that Thornburg is a relative value manager with less small cap exposure, which may help mitigate LSV’s deep value focus and general overweight toward small cap stocks. In addition, the Manager noted that Thornburg maintains flexibility in its exposure to emerging markets. Consequently, the Manager recommended both that the Board approve a New Subadvisory Agreement with Thornburg, and that the Portfolio’s assets be reallocated between LSV and Thornburg.

The terms and conditions of the New Subadvisory Agreements with Marsico and Thornburg are substantially similar to the existing subadvisory agreements with each of the other subadvisers, except that the fee rates charged by the new subadvisers under the New Subadvisory Agreements differ from the fee rates charged by the current subadvisers pursuant to their respective subadvisory agreements. See Exhibit B for a description of the fees paid to other subadvisers. The Manager, not the Portfolio, pays the advisory fee to the subadvisers. Therefore, the addition of a new subadviser does not result in any change in advisory fees paid by each Portfolio. A copy of each New Subadvisory Agreement is attached as Exhibit A to this Information Statement.

Under the New Subadvisory Agreements, the new subadvisers render investment advice to the applicable Portfolio in accordance with the investment objective and policies of that Portfolio as established by its Board, and also make investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of the Portfolio’s Manager.

Under the multi-manager structure, the Manager determines and allocates a portion of each Portfolio’s assets to each of the subadvisers. Consistent with the overall investment strategy of each Portfolio, the Manager periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the subadvisers. In addition, the Manager periodically reallocates assets among the subadvisers. The Manager reviews the allocations periodically, and the allocations may be altered or adjusted without prior notice.

By using two or more subadvisers for a Portfolio, and by periodically rebalancing or reallocating a Portfolio’s assets among the subadvisers, the Manager seeks long-term benefits from a balance of different investment disciplines. The Manager believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Portfolio and help reduce volatility. In addition, the use of several subadvisers may help to protect the Portfolio from capacity risk (a subadviser’s determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to the subadviser).

Section 15 of the Investment Company Act (Section 15) requires that a majority of a mutual fund’s outstanding voting securities approve the fund’s subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI, certain funds and any future open-end management investment company managed by PI, provided that PI and the Fund comply with the conditions of the order. According to the Manager of Managers Order, which is subject to a number of conditions, PI may enter into subadvisory agreements with unaffiliated advisers without receiving prior contract owner approval.

Information Concerning Marsico

Marsico Capital Management LLC was founded in September 1997 by Tom Marsico in Denver, Colorado and is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Tom Marsico has been Chairman, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager/Analyst of Marsico since the firm’s inception. The firm’s immediate parent is Marsico Management Holdings, LLC (MMH), located at 1200 17th Street, Suite 1600, Denver, CO 80202. MMH is held by Bank of America, N.A, which is held by NB Holdings Corporation, which in turn is held by the Bank of America. The address of each of these corporations is 100 North Tyron Street, Charlotte, NC 28255. Within that structure, Marsico retains autonomy with regard to business operations and investment decisions. As of March 31, 2006, Marsico had approximately $69.5 billion in total assets under management. Exhibit C contains information about the other mutual funds managed by Marsico with investment objectives and strategies similar to those of the AST International Growth Portfolio. Exhibit C also lists the principal executive officers and directors of Marsico.

Board Consideration of Subadvisory Agreement:

At a regular in-person meeting of the Board held on June 21, 2006, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered whether the approval of the New Subadvisory Agreement with Marsico was in the best interests of the AST International Growth Portfolio and its investors. Before approving the New Subadvisory Agreement, the Trustees reviewed performance, compliance and organization materials regarding Marsico and received formal presentations from the Manager at the June 21, 2006 meeting. The Board also received materials relating to the New Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration. Representatives from Marsico participated in the discussions with the Board at the meeting.

In making the determination to add Marsico as an additional subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by William Blair under the current subadvisory agreement and those that would be provided to the Portfolio by Marsico under the New Subadvisory Agreement. The Board noted that that the nature and extent of services under the existing and new agreements were generally similar in that William Blair and Marsico were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also considered the nature, quality and extent of similar services provided by Marsico as subadviser to other Portfolios advised by the Manager.

With respect to the quality of services, the Board considered, among other things, the background and experience of Marsico’s portfolio management team. The Board met in person with representatives of Marsico and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Marsico’s organizational structure, senior management, investment operations, and other relevant information pertaining to Marsico. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to Marsico.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Marsico and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Marsico under the New Subadvisory Agreement should equal the quality of similar services provided by William Blair under the existing subadvisory agreement.

Performance of Marsico. With respect to the AST International Growth Portfolio, the Board received and considered information about the Portfolio’s historical performance. With respect to Marsico, the Board considered the performance of other investment companies managed by Marsico utilizing an investment style and strategy similar to that proposed for the Portfolio (the Peer Group), noting that Marsico had generally outperformed the various applicable benchmarks over the same time period. The Board also noted that Marsico outperformed peers over the 1-, 3- and 5- year time periods reviewed by the Board. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board further noted the recommendation of the Manager that the Portfolio add Marsico as a subadviser primarily because William Blair, the only other subadviser to the Portfolio, was expected to approach its capacity limits in the near future, and, secondarily, because Marsico’s all-capitalization investment style would complement William Blair’s focus on larger-capitalization investments.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by the Manager to Marsico under the proposed New Subadvisory Agreement, which calls for a fee rate of 0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion. The Board also considered, among other things, the average management fees payable to Marsico and the approximate net assets of other funds for which Marsico acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to the Portfolio. Exhibit C contains fee and asset information related to these comparable funds. The Board also noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. As a result of the above considerations, the Board concluded that Marsico’s proposed subadvisory fee rate under the New Subadvisory Agreement was reasonable.

Profitability. Because the engagement of Marsico is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor with respect to the Portfolio. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered profitability of the Manager and subadvisers affiliated with the Manager. The Board concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee.

Economies of Scale. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered economies of scale. The Board noted that the management fee schedule for the Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale on a particular Portfolio or how great they may be. With respect to the subadvisory agreement, the Board noted that the Manager, not the Fund, pays the fee. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in the management fee is acceptable at this time.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Marsico and its affiliates as a result of Marsico’s relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Marsico included potential access to additional research resources, larger assets under management, and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Information Concerning Thornburg

Thornburg Investment Management Inc. is an independent, employee-owned investment management firm located at 119 East Marcy Street, Santa Fe, New Mexico, 87501. Thornburg is 100% employee owned. Currently, twenty-five of the firm’s professionals (approximately 19% of the firm’s employees) share in the ownership of the firm. As of December 31, 2005, Thornburg had $18.7 billion in assets under management. Exhibit C contains information about the other mutual funds managed by Thornburg with investment objectives and strategies similar to those of the AST International Value Portfolio. Exhibit C also lists the principal executive officers and directors of Thornburg.

Board Consideration of Subadvisory Agreement:

At a regular in-person meeting of the Board held on June 21, 2006, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered whether the approval of the New Subadvisory Agreement with Thornburg was in the best interests of the AST International Value Portfolio and its investors. Before approving the New Subadvisory Agreement, the Trustees reviewed performance, compliance and organization materials regarding Thornburg and received formal presentations from the Manager at the June 21, 2006 meeting. The Board also received materials relating to the New Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration. Representatives from Thornburg participated in the discussions with the Board at the meeting.

In making the determination to add Thornburg as an additional subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by LSV under the current subadvisory agreement and those that would be provided to the Portfolio by Thornburg under the New Subadvisory Agreement. The Board noted that that the nature and extent of services under the existing and new agreements were generally similar in that LSV and Thornburg were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also considered the nature, quality and extent of similar services provided by Thornburg as subadviser to other mutual funds advised by the Manager.

With respect to the quality of services, the Board considered, among other things, the background and experience of Thornburg’s portfolio management team. The Board met in person with representatives of Thornburg and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Thornburg’s organizational structure, senior management, investment operations, and other relevant information pertaining to Thornburg. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to Thornburg.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Thornburg and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Thornburg under the New Subadvisory Agreement should equal the quality of similar services provided by LSV under the existing subadvisory agreement.

Performance of Thornburg. With respect to the AST International Value Portfolio, the Board received and considered information about the Portfolio’s historical performance. With respect to Thornburg, the Board considered the performance of other investment companies managed by Thornburg, including a mutual fund advised by the Manager and subadvised by Thornburg, utilizing an investment style and strategy similar to that proposed for the Portfolio (the Peer Group), noting that Thornburg had generally outperformed the various applicable benchmarks over the same time period. The Board also noted that Thornburg outperformed peers over the 1-, 3- and 5- year time periods reviewed by the Board. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board further noted the recommendation of the Manager that the Portfolio add Thornburg as a subadviser primarily because LSV, the only other subadviser to the Portfolio, was expected to approach its capacity limits in the near future, and, secondarily, because Thornburg’s larger-capitalization, relative-value, opportunistic emerging markets investment style would complement LSV’s focus on smaller-capitalization, deep value, developed markets investments.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by the Manager to Thornburg under the proposed New Subadvisory Agreement, which called for a fee rate of 0.35% of average daily net assets to $100 million and 0.30% of average daily net assets over $100 million. The Board also considered, among other things, the average management fees payable to Thornburg and the approximate net assets of other funds for which Thornburg acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to the Portfolio. Exhibit C contains fee and asset information related to these comparable funds. The Board also noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. As a result of the above considerations, the Board concluded that Thornburg’s proposed subadvisory fee rate under the New Subadvisory Agreement was reasonable.

Profitability. Because the engagement of Thornburg is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor with respect to the Portfolio. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered profitability of the Manager and subadvisers affiliated with the Manager. The Board concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee.

Economies of Scale. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered economies of scale. The Board noted that the management fee schedule for the Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale on a particular Portfolio or how great they may be. With respect to the subadvisory agreement, the Board noted that the Manager, not the Fund, pays the fee. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in the management fee is acceptable at this time.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Thornburg and its affiliates as a result of Thornburg’s relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Thornburg included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Terms of the New Subadvisory Agreements

The following summary of the New Subadvisory Agreements is qualified in its entirety by reference to the copies of the New Subadvisory Agreements attached as Exhibit A to this information statement.

Under each New Subadvisory Agreement, the subadviser is compensated by the Manager (and not the Portfolio) for the portion of assets it manages at the following annual rates:

Portfolio	Subadviser	Fee Rate*
AST International Growth Portfolio	Marsico	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion.
AST International Value Portfolio	Thornburg	0.35% of average daily net assets to $100 million and 0.30% of average daily net assets over $100 million.

* For purposes of calculating the fee payable to Marsico, the assets managed by Marsico in the AST International Growth Portfolio are aggregated with the assets managed by Marsico in the SP International Growth Portfolio of The Prudential Series Fund and all other portfolios subadvised by Marsico on behalf of PI and/or ASISI pursuant to substantially the same investment strategy. For purposes of calculating the fee payable to Thornburg, the assets managed by Thornburg in the AST International Value Portfolio will be aggregated with the assets managed by Thornburg in the SP International Value Portfolio of The Prudential Series Fund, the Strategic Partners International Value Fund of Strategic Partners Mutual Funds, Inc., the Strategic Partners Moderate Allocation Fund and Strategic Partners Growth Allocation Fund of Strategic Partners Asset Allocation Funds, the International Equity Portfolio of The Target Portfolio Trust and all other portfolios subadvised by Thornburg on behalf of PI and/or ASISI pursuant to substantially the same investment strategy.

Each New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, each new subadviser is responsible for managing the investment operations of a portion of the assets of the applicable Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the new subadviser will provide the Manager with all books and records relating to the transactions it executes and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Portfolio’s management agreement with the Manager, and (3) each New Subadvisory Agreement may be terminated at any time by the respective subadviser or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the new subadviser will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

Shareholder Proposals

As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: November 28, 2006

EXHIBIT A

American Skandia Trust

AST International Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 17th day of November, 2006 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Co-Managers), and Marsico Capital Management, LLC, a Delaware limited liability company (Marsico or the Subadviser).

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Fund; and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers (which shall generally deal jointly and severally with the Subadviser through a single representative to avoid the necessity for Subadviser to provide duplicate information to each of them in performing its obligations under this Agreement) and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information as provided to the Subadviser (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash. The Fund’s custodian (the Custodian) or the Co-Managers shall be responsible for the daily investment of the Fund’s uninvested cash assets in cash equivalents.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers (the Fund Documents), comply with the instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers’ (or their designees) personnel responsible for monitoring the Fund’s compliance. The Subadviser covenants to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities laws. The Co-Managers shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers (including but not limited to Prudential Securities Incorporated or any other broker or dealer affiliated with the Co-Managers or the Funds, as identified by the Co-Managers, or any broker or dealer affiliated with the Subadviser) in accordance with the policies with respect to brokerage as set forth in the Fund’s Prospectus, the Subadviser’s policies and procedures, or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the portion of the Fund managed by the Subadviser and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages (excluding cash). The Subadviser shall furnish the Custodian or the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions and portfolio holdings of the Fund, in such reasonable form and frequency as may be mutually agreed upon from time to time by the parties. The Subadviser agrees to review the portion of the Fund managed by the Subadviser and discuss the management of the relevant portion of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Co-Managers acknowledge that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a “manager-of-managers” style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser’s portion of the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Co-Managers a copy of Subadviser’s Form ADV Part II as deemed to be filed with the Securities and Exchange Commission (the Commission).

(x) The Subadviser will at no time have custody or physical control of the securities, cash, or other assets of the Fund. In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, the Co-Managers, the Custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by a subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing its portion of the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship shall be provided to the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has, and covenants that it shall maintain, adequate compliance policies and procedures to ensure compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures that it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Co-Managers and the Fund upon reasonable request. The Subadviser shall cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Co-Managers, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser's compliance policies and procedures.

(e) The Subadviser shall be responsible for the voting of the shareholder proxies with respect to the investments and securities held in the relevant portion of the Fund’s portfolio in accordance with the Subadviser’s written proxy voting policy and procedures. The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Co-Managers or as required by applicable law. It shall be the sole responsibility of the Fund, the Co-Managers, or the Custodian (and not the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund; provided, however, that the Subadviser shall use best efforts to forward to the Co-Managers on a timely basis any claim forms received by the Subadviser that relate to any litigation by or on behalf of the Fund and that the Subadviser shall cooperate with the Co-Managers’ reasonable requests in connection with such claim forms.

(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Co-Managers if the Subadviser determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Co-Managers or the Fund. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Manager and the Board with reports regarding the Subadviser’s management of the relevant portion of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Fund and the Co-Managers that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested. In the event the Subadviser reports to the Fund and the Co-Managers a material violation of the Subadviser’s Code of Ethics, the Subadviser shall, upon request, also explain what actions, if any, the Subadviser has taken to ensure future compliance with its Code of Ethics. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Subadviser’s Code of

Ethics to the Fund and the Co-Managers. The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund’s chief compliance officer (“CCO”) in preparing the CCO’s annual report to the Fund Board under Rule 38a-1. The Subadviser’s report will generally address matters such as the adequacy, design, and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of the Custodian as designated within an agreement between the Fund and the Custodian. Subadviser shall have no liability for the acts or omissions of the Custodian.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers, jointly and severally, shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser, as determined by the Custodian and as described in the attached Schedule A. Fees will be accrued daily and paid monthly. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws. The Co-Managers, jointly and severally, shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law of either, or both, Co-Managers, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify and hold harmless the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the portion of the Fund managed by the Subadviser or that such portion will match the performance of any benchmark, standard or index, including other clients of the Subadviser, whether public or private.

6. Subject to the right of each of the Co-Managers and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Co-Managers and the Subadviser in respect thereof; provided, however, that the Subadviser and the Co-Managers may disclose information for operational, compliance, or risk management purposes or as otherwise appropriate for the Subadviser and the Co-Managers to perform their respective duties.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new investment advisory agreement with a successor subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut 06484,

Attention: Secretary (for ASISI); (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 1200 17th Street, Suite 1600, Denver, Colorado 80202 Attn: Mary Watson.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to the reasonable and timely comments of the Subadviser. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended solely by mutual written consent, but the consent of the Fund shall also be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	______________________________
Name:	______________________________
Title:	______________________________

AMERICAN SKANDIA INVESTMENT SERVICES, INC.

By:	______________________________
Name:	______________________________
Title:	______________________________

MARSICO CAPITAL MANAGEMENT, LLC

By:	______________________________
Name:	Christopher J. Marsico
Title:	President

SCHEDULE A

American Skandia Trust

As compensation for services provided by Marsico Capital Management, LLC (Marsico) under this Agreement to the portfolio identified below, Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI), jointly and severally, will pay Marsico a fee on the net assets managed by Marsico that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST International Growth Portfolio	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion(

Dated as of November 17, 2006.

_________________________

( For purposes of calculating the fee payable to Marsico, the assets managed by Marsico in the AST International Growth Portfolio will be aggregated with the assets managed by Marsico in the SP International Growth Portfolio of The Prudential Series Fund and any other portfolio subadvised by Marsico on behalf of PI, ASISI, or both, pursuant to substantially the same international investment strategy and for which Marsico and PI, and/or ASISI, as applicable, shall agree in writing will be aggregated for purposes of calculating the fee payable to Marsico.

American Skandia Trust

AST International Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 17th day of November, 2006 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Co-Managers), and Thornburg Investment Management, Inc. (Thornburg or the Subadviser).

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Fund; and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers (the Fund Documents), comply with the instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers’ (or their designees) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Co-Managers shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any broker or dealer affiliated with the Co-Managers or the Subadviser) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Co-Managers (or the Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Co-Managers acknowledge that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a “manager-of-managers” style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Co-Managers a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Co-Managers and the Fund upon reasonable request. The Subadviser shall ensure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Co-Managers.

(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Co-Managers if any information in the Prospectus is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Co-Managers or the Fund. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Fund and the Co-Managers that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Co-Managers. Upon written request of the Fund or the Co-Managers with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

6. Subject to the right of each, the Co-Managers and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Co-Managers and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time,all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASISI); (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: Attention: __________, __________, __________, __________, __________ _____.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	______________________________
Name:	______________________________
Title:	______________________________

AMERICAN SKANDIA INVESTMENT SERVICES, INC.

By:	______________________________
Name:	______________________________
Title:	______________________________

THORNBURG INVESTMENT MANAGEMENT, INC.

By:	______________________________
Name:	______________________________
Title:	______________________________

SCHEDULE A

American Skandia Trust

As compensation for services provided by Thornburg Investment Management, Inc. (Thornburg), Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI) will pay Thornburg a fee on the net assets managed Thornburg by that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST International Value	0.35% of average daily net assets to $100 million and 0.30% of average daily net assets over $100 million[1]

Dated as of November 17, 2006.

_________________________

 For purposes of calculating the fee payable to Thornburg, the net assets subadvised by Thornburg in the the AST International Value Portfolio will be aggregated with the net assets subadvised by Thornburg in the SP International Value Portfolio of The Prudential Series Fund, the Strategic Partners International Value Fund of Strategic Partners Mutual Funds, Inc., the Strategic Partners Moderate Allocation Fund of Strategic Partners Asset Allocation Funds (SPAAF), the Strategic Partners Growth Allocation Fund of SPAAF, the International Equity Portfolio of The Target Portfolio Trust, and any other portfolio subadvised by Thornburg on behalf of PI and/or ASISI pursuant to substantially the same investment strategy.

EXHIBIT B

MANAGEMENT OF THE TRUST

The Managers

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 and American Skandia Investment Services, Inc. (ASISI) One Corporate Drive, Shelton, Connecticut 06484, together serve as the Trust’s Manager under a management agreement (the Management Agreement) dated as of January 1, 2006, and renewed thereafter as required by the Investment Company Act.

The Management Agreement is substantially similar to a management agreement dated September 7, 2000, as amended and restated April 3, 2002, and as amended and restated as of September 5, 2002 (the September Agreement), which was last approved by the Board of Trustees, including a majority of the independent directors, on June 21, 2006. The September Agreement was last approved by contract owners on January 31, 2001.

Terms of the Management Agreement

Pursuant to the Management Agreement, the Manager is subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, PI manages both the investment operations of the Trust and the composition of the Trust’s investment portfolio, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers engaged for the Trust, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Trust’s business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by PFPC Trust Company (PFPC), the Trust’s custodian, and PFPC, Inc., the Trust’s transfer and shareholder servicing agent. The management services of the Manager for the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its Trustees, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such Trustees, officers or employees of the Manager.

In connection with its management of the business affairs of the Trust, the Manager bears the following expenses:

(a) the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s subadvisers;

(b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the Trust compensates the Manager as follows:

Fund	Fee, as a percentage of average daily net assets	Aggregate fees for the year ended December 31, 2005
AST International Growth Portfolio	1.00%	14,870,948
AST International Value Portfolio	1.00%	2,016,452

Effective July 1, 2006, the Manager has voluntarily agreed, with respect to AST International Value Portfolio, to waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (expressed as a percentage of total assets) to 1.50%, and, with respect to AST International Growth Portfolio, to limit Portfolio expenses to 1.75% and, with respect to each Fund, to waive 0.10% of the management fee. These arrangements may be discontinued or otherwise modified at any time.

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s subadvisers, (c) the fees and certain expenses of the Trust’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust’s legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying Trust shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust’s outstanding voting securities (as defined in the Investment Company Act) or by the Trust, upon not more than 60 days’ nor less than 30 days’ written notice to the Trust.

Information About PI and ASISI

PI and ASISI are a wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a major, diversified insurance and financial services company. Prudential Financial’s address is 751 Broad Street, Newark, New Jersey 07102. PI is organized in New York as a limited liability company.

PI manages or co-manages the following investment companies, in addition to the Trust:

Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets,

Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Real Estate Fund, Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Series Fund, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

ASISI co-manages the Strategic Partners Mutual Funds, in addition to the Trust.

Directors and Officers of PI and ASISI

The business and other connections of the directors and principal executive officers of PI and ASISI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with PI and ASISI	Principal Occupations
Deborah A. Docs	Vice President and Secretary

Vice President and Corporate Counsel January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly

Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999)

of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund, Inc.

Name	Position with PI and ASISI	Principal Occupations
David R. Odenath, Jr.	Executive Vice President

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American

Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive

Officer, Chief Operating Officer and Officer- In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993- May 1999) of PaineWebber Group, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.
Stephen Pelletier	Executive Vice President	Vice President, International Investments, of Prudential; Executive Vice President, PI.
Kathryn Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General

Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President

and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in- Charge, Director, President, Chief Executive Officer and Chief Operating Officer of

American Skandia Advisory Services, Inc.

Name	Position with PI and ASISI	Principal Occupations
Jonathan Shain	Vice President and Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Lee D. Augsburger	Chief Compliance Officer Since 2004

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

The Administrator

As described above, under the Management Agreement, the Manager also administers the Trust’s business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by PFPC Trust Company (PFPC), the Trust’s custodian, and PFPC, Inc., the Trust’s transfer and shareholder servicing agent.

PFPC is located at 103 Bellevue Parkway, Wilmington, Delaware 19809, and, as Custodian for Trust’s portfolio securities and cash, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

PFPC, Inc. is located at 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp. PFPC, Inc. provides customary transfer agency services to each Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PFPC, Inc. receives a monthly fee of $1,500 per Portfolio and a $0.20 fee for certain accounts for anti-money laundering services, and a $2.25 customer identification fee per certain new customers. PFPC, Inc. is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationary, printing, allocable communications expenses and other costs.

Distribution

Prudential Investment Management Services LLC (PIMS) and American Skandia Marketing, Inc. (ASM), wholly owned subsidiaries of Prudential Financial, Inc. act as the principal underwriters of the Trust by distributing Trust shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. ASM is a corporation organized under Maryland law. PIMS and ASM are registered broker dealers under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS’ and ASM’s principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. Since the Trust’s Portfolio shares do not carry any sales load, no part of any sales load is paid to PIMS or to ASM for their distribution services to the Trust.

Brokerage

As of December 31, 2005, the Portfolios paid no commissions to affiliated broker-dealers.

Information about Other Subadvisers and Subadvisory Agreements

Marsico is joining William Blair as subadviser of the AST International Growth Portfolio. The current subadvisory agreement with William Blair provides for compensation at a rate equal to 0.30% for the first $500 million, 0.25% for the next $500 million to $1 billion and 0.20% over 1 billion. The Portfolio assets managed by William Blair are combined with the assets of all other portfolios subadvised by William Blair on behalf of PI. William Blair received $3,487,046 in aggregate fees for the year ended December 31, 2005.

Thornburg is joining LSV as a subadviser of the AST International Value Portfolio. The current subadvisory agreement with LSV provides for compensation at a rate equal to 0.45% for the first $150 million in assets, 0.425% for the next $150 million in assets, 0.40% for the next $150 million in assets, 0.375% for the next $300 million in assets and 0.35% over $750 million in assets. The Portfolio assets managed by LSV are combined with the assets of all other portfolios subadvised by LSV on behalf of PI. LSV received $894,492 in aggregate fees for the year ended December 31, 2005.

The subadvisory agreements with each existing subadviser were approved by the Board without shareholder approval pursuant to the Manager of Managers Order, most recently on June 21, 2006.

EXHIBIT C

OTHER FUNDS MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

Marsico acts as an investment adviser to the following Funds with investment objectives, policies and strategies that are substantially similar to those of the AST International Growth Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 3/31/06
Marsico International Opportunities Fund	0.85%	$448,580,855

MANAGEMENT OF MARSICO CAPITAL MANAGEMENT, LLC

The table below lists the name, address, and position for the principal executive officers of MCM.

Name and Address*	Position with and Principal Occupation
Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer, Portfolio Manager/Senior Analyst
Christopher J. Marsico	President
Thomas M.J. Kerwin	Executive Vice President and General Counsel
Steven R. Carlson	Executive Vice President, Chief Financial Officer, Chief Compliance Officer
Mary L. Watson	Executive Vice President and Chief Operating Officer
Kenneth M. Johnson	Executive Vice President
Christie Austin	Executive Vice President
Cory Gilchrist	Portfolio Manager/Senior Analyst
Jim Gendelman	Portfolio Manager/Senior Analyst

*The address of each person listed above is Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

**The Management Committee is comprised of Christopher J. Marscio, Thomas M.J. Kerwin, Steven R. Carlson, David C. Price (Compliance Director), Mary L. Watson, Kenneth M. Johnson, and Kelly A. Reed-Clare (Vice President, Marketing and Client Services).

C-1

OTHER FUNDS MANAGED BY THORNBURG INVESTMENT MANAGEMENT, LLC

Thornburg acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the AST International Value Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 3/31/06
Meritas International Equity Fund	2.9%	$10.9 million
Frost International Stock Fund	60 bps, $50 million 50 bps, $150 million 40 bps, $200 million	$163.7 million

MANAGEMENT OF THORNBURG INVESTMENT MANAGEMENT, LLC

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of Thornburg.

Name and Address*	Position with Marsico and Principal Occupation
Brian J. McMahon	President, Chief Investment Officer and Managing Director
William V. Fries	Managing Director and Portfolio Manager
Brad Kinkelaar	Managing Director and Portfolio Manager
Wendy Trevisani	Managing Director and Portfolio Manager
Edward Maran	Managing Director and Portfolio Manager
Vinson Walden	Managing Director and Associate Portfolio Manager
Lei Wang	Managing Director and Portfolio Manager
Connor Browne	Managing Director and Portfolio Manager
Lewis Kaufman	Associate Portfolio Manager

*The address of each person is Thornburg Investment Management LLC, 119 East Marcy Street, Santa Fe, New Mexico.

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EXHIBIT D

SHAREHOLDER INFORMATION

As of November 3, 2006 the Trustees and officers of each Portfolio, as a group, owned less than 1% of the outstanding shares of each Portfolio.

As of November 3, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Portfolio were as follows:

AST International Growth Portfolio

Name	Address	Class*	Total Shares Outstanding	Shares Owned/%
Prudential Financial Attn Valerie Simpson Vice President Separate Account B	213 Washington Street 7th Floor Newark, NJ 07102		137,250,514.499	97,300,183.869 / 70.892%
American Skandia Trust AST Capital Growth Asset Allocation Portfolio	Gateway Center Three 100 Mulberry Street Newark, NJ 07102		137,250,514.499	19,130,783.782 / 13.939%
American Skandia Trust AST Balanced Asset Allocation Portfolio	Gateway Center Three 100 Mulberry Street Newark, NJ 07102		137,250,514.499	13,000,699.602 / 9.472%

AST International Value Portfolio

Name	Address	Class*	Total Shares Outstanding	Shares Owned/%
American Skandia Trust AST Capital Growth Asset Allocation Portfolio	Gateway Center Three 100 Mulberry Street Newark, NJ 07102		50,236,587.714	17,164,071.324 / 34.167%
Prudential Financial Attn Valerie Simpson Vice President Separate Account B	213 Washington Street 7th Floor Newark, NJ 07102		50,236,587.714	15,447,899.645 / 30.750%
American Skandia Trust AST Balanced Asset Allocation Portfolio	Gateway Center Three 100 Mulberry Street Newark, NJ 07102		50,236,587.714	11,412,631.663 / 22.718%

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American Skandia Trust AST Conservative Asset Allocation Portfolio	Gateway Center Three 100 Mulberry Street Newark, NJ 07102	50,236,587.714	2,586,562.282 / 5.149%

* The Portfolios contained within American Skandia Trust have only one share class per Portfolio.

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